U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                  Date of Report: March 9, 1999


                        MATHY CORPORATION
      (Exact name of registrant as specified in its charter)


                             COLORADO
                             --------
           (State or other jurisdiction of incorporation)


      000-24447                                   84-1463449
      ---------                                   ----------
(Commission File No.)                           (IRS Employer
                                              Identification No.)


          2851 S. Parker Road
              Suite 720
           Aurora, Colorado                          80014
           ----------------                          -----
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code: (303) 671-8920

Item 2.  Acquisition and Disposition of Assets.

     Effective March 9, 1999, Mathy Corporation (the "Company") entered into a letter of intent with The Cooper Memphis Group, Inc. ("CMG"), a privately held California corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of CMG, in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to undertake a forward split of its issued and outstanding common stock, whereby
3.5 shares of common stock shall be issued for every one (1) share presently outstanding and thereafter, issue to the CMG shareholders an aggregate of 15,750,000 "restricted" common shares, representing 90% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of CMG. In addition, CMG is currently undertaking a private offering of convertible notes, and the Company has agreed to reserve an aggregate of 364,964 additional shares (post forward split) upon conversion of the minimum financing referenced in the applicable letter of intent, attached hereto and incorporated herein as Exhibit 2.3.

     The proposed merger is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the CMG shareholders, the approval of the proposed transaction by the shareholders of the Company and CMG successfully consummating a convertible debt financing equal to a total of $1,000,000. If the proposed transaction with CMG is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of CMG. If these conditions are met, it is expected that the proposed transaction with CMG will close on or about March 23, 1999. However, there are no assurances that the proposed transaction will close on the aforesaid date, or that any unforeseen delay will occur.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.3  Letter of Intent between the Company and CMG.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MATHY CORPORATION



                                   By:/s/ Andrew I. Telsey
                                      ---------------------------
                                      Andrew I. Telsey,
                                      President

Dated:  March 9, 1999

                        MATHY CORPORATION
                     _______________________

                          EXHIBIT 2.3
                     _______________________

                     LETTER OF INTENT BETWEEN

                         THE COMPANY AND

                                CMG
                     _______________________

                             MATHY CORPORATION
                      2851 S. Parker Road, Suite 720
                          Aurora, Colorado 80014


                               March 8, 1999



Board of Directors
The Cooper Memphis Group, Inc.
18004 Skypark Circle
Suite 170
Irvine, CA 92614
Attention: Mr. Charles M. Davis, President

     Re:  Plan of Merger Between Mathy Corporation and The Cooper
          Memphis Group, Inc.

Dear Mr. Davis:

This letter is intended to express the general terms of the Plan of Merger to be formalized between Mathy Corporation, a Colorado corporation ("Mathy") and The Cooper Memphis Group, Inc., a California corporation ("Cooper"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between Mathy and Cooper (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Merger and Reorganization of the Companies. The board of directors of Mathy and Cooper have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a merger of Cooper and Mathy, whereby Mathy would issue shares of its common stock equal to ownership of approximately 90% of its outstanding shares, in exchange for 100% of the then outstanding securities of Cooper, would be in the best interest of both companies. It is the intent of the parties hereto that the proposed merger of Cooper and Mathy be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2.   Terms of Merger.

          (A) Mathy Capitalization. Mathy's total authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 100,000,000 Common Shares, par value $.001 per share. As of the date hereof there are 500,000 common shares of Mathy issued and outstanding. There are no preferred shares issued or outstanding. Prior to Closing, as defined hereinbelow, the Board of Directors of Mathy shall undertake a forward split of the Mathy issued and outstanding common stock, whereby 3.5 shares of common stock shall be issued in exchange for each share of common stock issued and outstanding, in order to establish the number of issued and outstanding common shares of Mathy at Closing to be 1,750,000 shares. Mathy will also assume the obligation to issue an aggregate of 364,964 additional shares (post forward split) upon conversion of the minimum financing referenced hereinbelow in Paragraph 5(A).

Mr. Charles M. Davis
March 8, 1999
Page 2

          (B) Cooper Capitalization. Cooper's total authorized capital consists of 100,000 Common Shares, no par value per share. As of the date of Closing, as defined hereinbelow, there will be 2,000,000 Common Shares issued and outstanding.

          (C)  Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of Mathy will call a special meeting of the Mathy shareholders or otherwise obtain their unanimous consent, for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the Mathy Articles of Incorporation, to change the name of Mathy to "DrivingAmerica.com, Inc.", or such other name as may be available and acceptable to the present Cooper Board of Directors; (c) providing applicable dissenter's rights afforded to the Mathy Shareholders pursuant to the laws of the State of Colorado; and (d) undertaking any additional amendments to the Mathy Articles of Incorporation reasonably requested by the Cooper Board of Directors and acceptable to the Mathy Board of Directors.

          (ii)  Prior to Closing, the Board of Directors of Cooper will
          (a) call a special meeting of the Cooper shareholders, or otherwise obtain the necessary consent for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the Cooper Shareholders pursuant to the laws of the State of California; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

          (D) Merger. Subject to the approval of the terms and conditions contained herein by the Mathy and Cooper shareholders
(hereinafter the "Closing Date"), Cooper shall merge with Mathy, with Mathy emerging as the surviving entity, by the Cooper shareholders exchanging all of the issued and outstanding Cooper Stock owned by them for 15,750,000 "restricted" Common Shares of Mathy.

          (E) Officers and Directors. At Closing, the present officers and directors of Mathy shall deliver to Cooper their respective letters of resignation, along with certified minutes of the Mathy Board of Directors accepting such resignation and appointing to the Mathy Board those persons designated by Cooper to be officers and directors of the surviving entity herein.

     3. Financial Condition of Mathy. Except as provided herein, as of the Closing Date, Mathy balance sheet will reflect no assets or liabilities.

     4. Financial Condition of Cooper. Cooper hereby represents and warrants that its unaudited financial statements for the fiscal year ended December 31, 1998, as provided to Mathy by Cooper present fairly as of their date the financial condition of Cooper.

     5.   Conditions to Closing.

          (A) Closing. The Closing of the transaction proposed herein shall take place as soon

Mr. Charles M. Davis
March 8, 1999
Page 3

as practical after the Mathy Information Statement is filed with the SEC and the respective shareholders of Mathy and Cooper approve the terms included herein and Cooper successfully consummates a convertible debt financing equal to a total of $1,000,000. This financing consists of a $200,000 bridge prior to closing (as defined herein), with the minimum balance of $800,000 of such financing available to the surviving corporation upon closing of the transaction proposed herein. The entire balance of the convertible debt shall be automatically converted into shares of Mathy common stock upon closing. The Closing shall take place in Aurora, Colorado at the offices of Mathy, 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

          (B) To Be Provided by Cooper. At Closing, or as soon thereafter as possible, but in no event later than 60 days after the date of Closing, Cooper shall provide to the present Board of Directors of Mathy the following:

          i) a financial audit of it's books through its most recent fiscal year end and unaudited financial statements dated as of the most practical date thereto, which shall be prepared in accordance with Generally Accepted Accounting Principles and which audit will be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to Mathy by Cooper prior to Closing; and

          ii) an investment letter in a form acceptable to counsel to Mathy, duly executed by each Cooper shareholder, acknowledging that each such shareholder is exchanging their respective securities of Cooper for their pro rata applicable number of Mathy common shares, that such shares to be acquired by each Cooper shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

          (C) Non-Delivery. Failure by Cooper to provide those items described hereinabove, or failure of said audit to confirm the financial condition of Cooper as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of Mathy. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of Cooper represented herein.

          (D) Representations of Mathy. Mathy hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

     6. Confidentiality. Upon the signing of this Letter of Intent, Mathy and Cooper will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be

Mr. Charles M. Davis
March 8, 1999
Page 4

requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     7. Retainer of Counsel. Because Mathy does not have sufficient available cash and as a material condition hereto, upon receipt of the initial $200,000 by Cooper (as referenced in Paragraph 5(A) above), Cooper shall tender a non-refundable fee of $25,000 to Andrew I. Telsey, P.C., legal counsel to Mathy, as full and complete costs applicable to expenses to be incurred by Mathy relevant herein and for preparation of all legal documents necessary to consummate the transaction proposed herein, including preparation of all SEC filings and other related documentation.

     8. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

     9. Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

     10. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     11. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     12. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     13. Amendments. This Agreement may only be amended by the mutual consent of all

Mr. Charles M. Davis
March 8, 1999
Page 5

the parties hereto which Amendment shall be in writing, duly executed by the parties.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

MATHY CORPORATION



By: s/ Andrew I. Telsey
   -----------------------------------
    Andrew I. Telsey, President

APPROVED AND ACCEPTED this 9th day of March, 1999.

THE COOPER MEMPHIS GROUP, INC.



By: s/ Charles M. Davis
   -----------------------------------
    Charles M. Davis, President